UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On January 22, 2024, WiSA Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreements (the “Purchase Agreements”), with each of four accredited investors (each an “Investor” and together the “Investors”), pursuant to which the Company agreed to issue to the Investors promissory notes in the aggregate principal amount of $1,000,000 (the “Promissory Note”) and common stock purchase warrants (the “Warrants”) to purchase up to an aggregate of 10,000,000 shares (the “Warrant Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at an exercise price of $0.1482 per share (the “Exercise Price”). Pursuant to the Purchase Agreements, upon the closing of the private placement of the Promissory Notes and the Warrants (the “Private Placement”), the Company will receive gross proceeds of $600,000, before fees and other expenses associated with the transaction. The Company intends to use the net proceeds received by it in connection with the Private Placement primarily for working capital and general corporate purposes.

Each of the Promissory Note matures on the earlier to occur of: (i) July 17, 2024 and (ii) the full or partial exercise of certain Series B Convertible Preferred Stock purchase warrants currently held by the Investor, issuable for at least 9,322 shares of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”), upon such full or partial exercise. The Promissory Notes do not bear interest except upon the occurrence of an Event of Default (as defined in the Promissory Notes). The Promissory Notes are not convertible into shares of Common Stock or Series B Preferred Stock.

At any time after issuance of the Promissory Notes, the Company may repay all or less than all of the outstanding principal amount of the Promissory Notes, with no penalty or premium of any kind, upon at least one (1) days’ written notice to the applicable Investor.

The Warrants are not exercisable until after the date that stockholder approval is obtained to approve each of (i) the issuance of the Warrant Shares issuable upon the exercise of the Warrants, as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”) and (ii) if necessary, a proposal to amend the Company’s certificate of incorporation, as amended, to increase the authorized share capital of the Company to an amount sufficient to cover the Warrant Shares or to effectuate a reverse stock split whereby the authorized share capital is not split and is sufficient to cover the Warrant Shares (and such reverse split is effectuated) (“Stockholder Approval”), and will expire on the fifth (5th) anniversary of the date on which Stockholder Approval is received and deemed effective under Delaware law. The Exercise Price is subject to downward adjustment, upon any subsequent transaction at a price lower than the Exercise Price then in effect and standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

The exercise of the Warrants is subject to beneficial ownership limitations such that each Investor may not exercise the Warrant to the extent that such exercise would result in the Investor being the beneficial owner in excess of 4.99% (or, upon election of the Investor, 9.99%) of the outstanding shares of Common Stock, which beneficial ownership limitation may be increased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until 61 days following notice to the Company.

The Purchase Agreement contains certain representations and warranties, covenants and indemnities customary for similar transactions. In addition, pursuant to the Purchase Agreement, the Company has also agreed to the following covenants: (i) to hold an annual or special meeting of stockholders on or prior to March 4, 2024 for the purpose of obtaining Stockholder Approval ; and (ii) to file a registration statement providing for the resale by the Investors of the Warrant Shares no later than forty-five (45) days following the date the Company obtains Stockholder Approval.

Each of the Promissory Notes also contains customary events of default, which include, without limitation, failure to pay principal in respect of the Promissory Note when due at maturity or otherwise, failure to observe or perform any material covenant, agreement, or warranty contained in the Promissory Note, or the breach of any of the representations and warranties set forth in the Promissory Note or any transaction document executed contemporaneously with the Promissory Note, and events of bankruptcy or insolvency of the Company. Upon the occurrence of such an event of default under the Promissory Note, the Investor has the right to demand repayment of the outstanding amount of the Promissory Note in full.

The transactions contemplated by the Purchase Agreements are expected to close on January 23, 2024.

The offer and sale of the securities in the Private Placement were made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder. Such offer and sale was made only to an “accredited investor” under Rule 501 of Regulation D promulgated under the Securities Act, and without any form of general solicitation and with full access to any information requested by such investor regarding the Company or the securities offered and to be issued in the Private Placement.

The foregoing does not purport to be a complete description of each of the Promissory Notes, the Warrants, and the Purchase Agreements, and each such description is qualified in its entirety by reference to the full text of each such document, forms of which are attached as Exhibits 4.1, 4.2 and 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated by reference herein.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof with respect to the Purchase Agreements and the Promissory Notes is incorporated herein by reference.

Item 3.02.     Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 hereof with respect to the issuance of Company securities in connection with the Private Placement is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Private Placement. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on the Nasdaq Capital Market, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Promissory Note.
4.2	Form of Common Stock Purchase Warrant.
10.1	Form of Securities Purchase Agreement by and between the Company and the Investors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer